ASSET INVESTORS CORPORATION

                            1998 STOCK INCENTIVE PLAN

Section 1.  General Purpose of Plan; Definitions.

                  The name of this plan is the Asset Investors Corporation 1998 Stock Incentive Plan (the "Plan"). The Plan was adopted by the Board on April 21, 1998, subject to the approval of the stockholders of the Company, which approval was obtained on June 30, 1998. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success by their ability, ingenuity and industry and to provide incentives to the participating officers, directors, employees, consultants and advisors that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

                  For purposes of the Plan, the following terms shall be defined as set forth below:

                  (1) "Administrator" means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 2.

                  (2) "Annual Non-Employee Director Stock Option" means an annual grant of stock options to a non-employee director of the Company pursuant to Section 5A.

                  (3) "Board" means the Board of Directors of the Company.

                  (4) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

                  (5) "Committee" means the Compensation Committee of the Board or any committee the Board may subsequently appoint to administer the Plan. To the extent applicable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Securities Exchange Act of 1934, as amended. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

                  (6) "Company" means Asset Investors Corporation, a Maryland corporation (or any successor corporation).

                  (7) "Deferred Stock" means an award made pursuant to Section 7 below of the right to receive Stock at the end of a specified deferral period.

                  (8) "Effective Date" shall mean the date set forth in Section 11.

                  (9) "Eligible Recipient" means an officer, director, employee, consultant or advisor


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of the Company or any Subsidiary.

                  (10) "Fair Market Value" means, as of any given date, with respect to any awards granted hereunder, (A) if the Stock is publicly traded, the closing sale price of the Stock on such date as reported in the Western Edition of the Wall Street Journal, (B) the fair market value of the Stock as determined in accordance with a method prescribed in the agreement evidencing any award hereunder, or (C) the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

                  (11) "Incentive Stock Option" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

                  (12) "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change of Control" (as defined in Section 13 or as otherwise defined in the award agreement evidencing such Limited Stock Appreciation Right).

                  (13) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

                  (14) "Parent Corporation" means any corporation (other the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

                  (15) "Participant" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing.

                  (16) "Partnership" means any operating partnership of the Company or which may hereafter be formed by the Company.

                  (17) "Partnership Units" means units of limited partnership of the Partnership.

                  (18) "Performance Share" means an award of shares of Stock pursuant to Section 7 that is subject to restrictions based upon the attainment of specified performance objectives.

                  (19)  "Restricted  Stock" means an award  granted  pursuant to
Section 7 of shares of Stock subject to certain restrictions.

                  (20) "Stock" means the Common Stock, par value $.01 per share, of the Company.

                  (21) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the


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date such Stock  Appreciation  Right or portion thereof is  surrendered,  of the shares of Stock covered by such right or such portion thereof, over (B) the aggregate exercise price of such right or such portion thereof.

                  (22) "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5 or any Annual Non-Employee Director Stock Option granted pursuant to Section 5A.

                  (23) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

Section 2.  Administration.

                  The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary to maintain qualification of awards under the Plan under Section 162(m) of the
Code) and, to the extent applicable, Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), by the Board or by the Committee which shall be appointed by the Board and which shall serve at the pleasure of the Board.

                  Pursuant to the terms of the Plan, the Administrator shall have the power and authority to grant to Eligible Recipients pursuant to the terms of the Plan: (a) Stock Options, (b) Stock Appreciation Rights or Limited Stock Appreciation Rights, (c) Restricted Stock, (d) Performance Shares, (e) Deferred Stock or (f) any combination of the foregoing.

                  In particular, the Administrator shall have the authority:

                           (a) to select those Eligible  Recipients who shall be
Participants;

                           (b) to  determine  whether and to what  extent  Stock
Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted hereunder to Participants;

                           (c) to determine  the number of shares of Stock to be
covered by each such award granted hereunder;

                           (d)  to  determine  the  terms  and  conditions,  not
inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, (x) the restrictions applicable to Restricted Stock or Deferred Stock awards and the conditions under which restrictions applicable to such Restricted Stock or Deferred Stock shall lapse, and (y) the performance goals and periods applicable to the award of Performance Shares); and

                           (e)  to  determine  the  terms  and  conditions,  not
inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock,


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Performance  Shares or any  combination  of the foregoing  granted  hereunder to
Participants.

                  The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

                  All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants.

Section 3.  Stock Subject to Plan.

                  The number of shares of Stock reserved for issuance at any time pursuant to outstanding awards under the Plan shall be limited to 15% of the sum of (i) the number of then outstanding shares of Stock and (ii) the number of then outstanding Partnership Units; provided, that in no event shall the total number of shares of Common Stock issuable under the 1998 Stock Plan exceed 3 million shares of Stock. The aggregate number of shares of Stock as to which Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and Performance Shares may be granted to any individual during any calendar year may not, subject to adjustment as provided in this Section 3, exceed 80% of the shares of Stock reserved for the purposes of the Plan in accordance with the provisions of this Section 3.

                  Consistent with the provisions of Section 162(m) of the Code, as from time to time applicable, to the extent that (i) a Stock Option expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

                  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan, and (iii) the kind, number and purchase price of shares issuable pursuant to awards of Restricted Stock, Deferred Stock and Performance Shares, in each case as may be determined by the Administrator, in its sole discretion. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right related to any Stock Option. In connection with any event described in this paragraph, the Administrator may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.




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Section 4.  Eligibility.

                  Officers, directors and employees of the Company or any Subsidiary, and consultants and advisors to the Company or any Subsidiary, who are responsible for or are in a position to contribute to the management, growth and/or profitability of the business of the Company shall be eligible to be granted Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards or Performance Shares hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Recipients recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares of Stock covered by each award.

Section 5.  Discretionary Grants of Stock Options.

                  Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into an award agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

                  The Stock Options  granted under the Plan may be of two types:
(i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

                  The Administrator shall have the authority to grant any officer or employee of the Company (including directors who are also officers of the Company) Incentive Stock Options, NonQualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). Directors who are not officers of the Company, consultants and advisors may only be granted Non-Qualified Stock Options (with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate NonQualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

                  Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

                  (1) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on such date and shall not, in any event, be less than the par value (if any) of the Stock. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the


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Company or any Parent  Corporation  and an Incentive  Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

                  (2) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

                  (3) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion.

                  (4) Method of Exercise. Subject to Section 5(3) above, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Administrator, (ii) in the form of unrestricted Stock already owned by the optionee or (iii) in the case of the exercise of a NonQualified Stock Option, in the form of Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the Stock Option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (1) of Section 10.

                  The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to the grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Consistent with the provisions of Section 162(m), to the extent


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applicable, upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder.

                  (5) Loans. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5(5) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine, and (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value (if any) of the shares of Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

                  (6) Transferability of Options. Stock Options shall be transferable by the optionee, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or any transferee; provided, that the Administrator may, in its sole discretion, provide for the non-transferability of Stock Options under such terms and conditions as the Administrator shall determine and set forth in the agreement evidencing such award. Notwithstanding the foregoing, except to the extent permitted by Section 422 of the Code, no Stock Option intended to qualify as an Incentive Stock Option shall be transferable by the optionee.

                  (7) Termination of Employment or Service. If an optionee's employment or service as a director, consultant or advisor terminates by reason of death, disability or for any other reason, the Stock Option may thereafter be exercised to the extent provided in the applicable award agreement, or as otherwise determined by the Administrator.

                  (8) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an Optionee under this Plan and all other option plans of the Company or its Parent Corporation become exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as NonQualified Stock Options.


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Section 5A.  Annual Non-Employee Director Stock Option Grants

                  Immediately following each annual meeting of the Company's stockholders, each then non-employee director of the Company shall automatically be granted a Non-Qualified Stock Option to purchase 2,800 shares of Stock (an "Annual Non-Employee Director Stock Option"). The terms and conditions of the Annual Non-Employee Director Stock Options granted pursuant to this Section 5A shall be as follows:

                  (1) Option Term. The term of the option shall be ten (10) years from the date of grant.

                  (2) Exercise Price. The exercise price per share of Stock subject to such option shall be 100% of the Fair Market Value of the Stock on the date of grant.

                  (3) Vesting and Exercisability. The option shall be 100% vested and exercisable as of the date of grant.

                  (4) Transferability. The option shall be transferable as provided in Section 5(6).

                  (5)  Payment of  Exercise  Price.  The  exercise  price of the
option  shall  be  paid  in  cash  or  its   equivalent  as  determined  by  the
Administrator.

                  (6) Termination of Service. Following termination of service as a director for any reason, the option shall be exercisable as determined by the Administrator at or after grant.

Section 5B.  Stock Grants to Non-Employee Directors in Lieu of Meeting Fees

                  Each non-employee director of the Company may elect to receive all or any portion of any Meeting Fees in shares of Stock. "Meeting Fees" shall mean all annual retainers and other fees payable for attendance at each regular or special meeting of the Board or any committees attended by a non-employee director. The number of shares of Stock issuable pursuant to any such election shall be determined based on (i) the amount of Meeting Fees subject to such election and (ii) the Fair Market Value of the Stock as of the date of grant. If no such election is timely received by the Company, such director shall receive any Meeting Fees in cash.

Section 6.  Stock Appreciation Rights and Limited Stock Appreciation Rights.

                  (1) Grant and Exercise. Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

                  A Related Right or applicable portion thereof granted in conjunction with a given


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Stock Option shall  terminate and no longer be exercisable  upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Related Right.

                  A Related Right may be exercised by an optionee, in accordance with paragraph (2) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (2) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

                  (2) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

                           (a) Stock Appreciation Rights that are Related Rights
("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan.

                           (b) Upon the exercise of a Related Stock Appreciation
Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

                           (c)  Related  Stock  Appreciation   Rights  shall  be
transferable only when and to the extent that the underlying Stock Option would be transferable under paragraph (6) of Section 5 of the Plan.

                           (d) Upon the exercise of a Related Stock Appreciation
Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Related Stock Appreciation Right.

                           (e) A Related  Stock  Appreciation  Right  granted in
connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.



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                           (f) Stock Appreciation  Rights that are Free Standing
Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

                           (g) The term of each Free Standing Stock Appreciation
Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

                           (h)  Upon  the  exercise  of a  Free  Standing  Stock
Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect of which the right is being exercised, with the Administrator having the right to determine the form of payment.

                           (i) Free Standing Stock Appreciation  Rights shall be
transferable only when and to the extent that a Stock Option would be transferable under paragraph (6) of Section 5 of the Plan.

                           (j) In the event of the  termination of employment or
service of a Participant who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

                           (k)  Limited  Stock  Appreciation  Rights may only be
exercised within the 30-day period following a "Change of Control" (as defined in Section 13 or as otherwise defined by the Administrator in the award agreement evidencing such Limited Stock Appreciation Right) and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan.

                           (l) Upon the exercise of a Limited Stock Appreciation
Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change of Control Price" (as defined in the agreement evidencing such Limited Stock Appreciation Right) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

Section 7.  Restricted Stock, Deferred Stock and Performance Shares.

                  (1) General. Restricted Stock, Deferred Stock or Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock or Performance Share awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock, Deferred
Stock or Performance Share awards; the Restricted Period (as defined in paragraph (3) of this Section 7) applicable to Restricted Stock or Deferred Stock awards; the performance objectives applicable to Restricted Stock, Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period; and all other conditions of the Restricted Stock, Deferred Stock and Performance Share awards. Subject to the requirements of Section 162(m) of the Code, as applicable, the Administrator may also condition the grant of Restricted Stock, Deferred Stock awards or Performance Shares upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Restricted Stock, Deferred Stock or Performance Share awards need not be the same with respect to each recipient. In the discretion of the Administrator, loans may be made to Participants in connection with the purchase of Restricted Stock under substantially the same terms and conditions as provided in Section 5(5) with respect to the exercise of stock options.

                  (2) Awards and Certificates. The prospective recipient of a Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement" or "Performance Share Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in this Section 7(2),
(i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

                  The Company may require that the stock certificates evidencing Restricted Stock or Performance Share awards hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award or Performance Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

                  With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock award.

                 (3) Restrictions and Conditions. The Restricted Stock, Deferred Stock and

Performance Share awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                           (a) Subject to the  provisions  of the Plan,  and the
Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Share Award Agreement, as appropriate, governing such award, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions (other than those pursuant to any stockholders agreement) in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals or the Participant's termination of employment or service, death or disability.

                           (b) Except as  provided in  paragraph  (3)(a) of this
Section 7, the Participant shall generally have, with respect to the shares of Restricted Stock or Performance Shares, all of the rights of a stockholder with respect to such stock during the Restricted Period. The Participant shall generally not have the rights of a stockholder with respect to stock subject to Deferred Stock awards during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Restricted Stock, Performance Shares or Deferred Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

                           (c)  The  rights  of  holders  of  Restricted  Stock,
Deferred Stock and Performance Share awards upon termination of employment or service for any reason during the Restricted Period shall be set forth in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Share Award Agreement, as appropriate, governing such awards.

                           (d) With  respect to awards  intended  to  constitute
"qualified performance based compensation for purposes of Section 162(m) of the Code, the applicable performance goals shall be based on funds from operations, adjusted funds from operations, net income and stock price performance.

Section 8.  Amendment and Termination.

                  The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent, or that, without the approval of the stockholders (as described below), would:

                  (1) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

                  (2) change the class of directors, officers, employees, consultants and advisors eligible to participate in the Plan; or

                  (3)  extend the maximum  option period under  paragraph (2) of
Section 5 of the Plan.

                  Notwithstanding the foregoing, stockholder approval under this
Section 8 shall only be required at such time and under such circumstances as stockholder approval would be required under Section 162(m) of the Code or other applicable law, rule or regulation with respect to any material amendment to any employee benefit plan of the Company.

                  The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his or her consent.

Section 9.  Unfunded Status of Plan.

                  The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 10.  General Provisions.

                  (1) The Administrator may require each person purchasing shares pursuant to a Stock Option or otherwise acquiring shares under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

                  All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

                  (2) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any officer, director, employee, consultant or advisor of the Company any right to continued employment or service with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment or service of any of its officers, directors, employees, consultants or advisors at any time.

                  (3) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

                  (4) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

Section 11.  Effective Date of Plan.

                  The Plan became effective (the "Effective Date") on June 30, 1998, the date the Company's stockholders formally approved the Plan.

Section 12.  Term of Plan.

                  No Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

Section 13.  Change of Control.

                  Except as otherwise determined by the Administrator in its sole discretion, the exercisability and vesting of all awards granted under the Plan shall be accelerated upon the occurrence of a Change of Control.

                  For purposes of the Plan, except as otherwise determined by the Administrator in its sole discretion, "Change of Control" shall mean the occurrence of any of the following events:

                  (1) An acquisition (other than directly from the Company) of any voting securities of the Company ("Voting Securities") by any "person" (as used for purposes of Section 13(d) or Section 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such person has "beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) ("Beneficial Ownership") of 20% or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, the acquisition of Voting Securities in a Non-Control Acquisition (as hereinafter defined) shall not constitute a Change in Control. "Non-Control Acquisition" shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (i) the

         Company or (ii) any corporation, partnership or other person of which a majority of its voting power or its equity securities or other equity interests is owned directly or indirectly by the Company or of which the Company serves as a general partner or manager (a "Subsidiary"),
         (B) the Company or any Subsidiary, or (C) any person in connection with a Non-Control Transaction (as hereinafter defined); or

                  (2) The individuals who constitute the Board as of the Effective Date (the "Incumbent Board") cease for any reason to constitute at least two-thirds (2/3) of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided, further, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "election contest" (as described in Rule 14a-11 promulgated under the Exchange Act) (an "Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (3) Approval by  stockholders of the Company of: (A) a merger, consolidation, share exchange or reorganization involving the Company, unless (i) the stockholders of the Company, immediately before such merger, consolidation, share exchange or reorganization, own, directly or indirectly immediately following such merger, consolidation, share exchange or reorganization, at least 80% of the combined voting power of the outstanding voting securities of the corporation that is the successor in such merger, consolidation, share exchange or reorganization (the "Surviving Company") in substantially the same proportion as their ownership of Voting Securities immediately before such merger, consolidation, share exchange or reorganization, (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, share exchange or reorganization constitute at least two-thirds (2/3) of the members of the board of directors of the Surviving Company, and (iii) no person (other than the Company or any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Company or any Subsidiary, or any person who, immediately prior to such merger, consolidation, share exchange or reorganization had Beneficial Ownership of 15% or more of the then outstanding Voting Securities) has Beneficial Ownership of 15% or more of the combined voting power of the Surviving Company's then outstanding voting securities immediately following such merger, consolidation, share exchange or reorganization (a transaction described in clauses (i) through (iii) is referred to herein as "Non-Control Transaction"); (B) a complete liquidation or dissolution of the Company; or (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any person (other than a transfer to a Subsidiary).

                  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person (a "Subject Person") acquires Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting

Securities by the Company that, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, such Subject Person becomes the Beneficial Owner of any additional Voting Securities that increases the percentage of the then outstanding Voting Securities Beneficially Owned by such Subject Person, then a Change in Control shall occur.